PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
              Supplement dated September 17, 2003 to the Prospectus
                             dated October 30, 2002

                             PHOENIX-ENGEMANN FUNDS
              Supplement dated September 17, 2003 to the Prospectus
                dated May 1, 2003, as supplemented June 11, 2003

                           PHOENIX EQUITY SERIES FUND
             Supplement dated September 17, 2003 to the Prospectus dated December 31, 2002, as supplemented May 29, 2003

                           PHOENIX INVESTMENT TRUST 97
              Supplement dated September 17, 2003 to the Prospectus
                             dated December 31, 2002

                               PHOENIX-KAYNE FUNDS
              Supplement dated September 17, 2003 to the Prospectus
                                dated May 1, 2003

                   PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
              Supplement dated September 17, 2003 to the Prospectus
                                dated May 1, 2003

                               PHOENIX PORTFOLIOS
              Supplement dated September 17, 2003 to the Prospectus
             dated February 28, 2003, as supplemented May 14, 2003

                              PHOENIX-SENECA FUNDS
              Supplement dated September 17, 2003 to the Prospectus
                             dated January 29, 2003

                               PHOENIX SERIES FUND
              Supplement dated September 17, 2003 to the Prospectus dated February 28, 2003, as supplemented April 11, 2003 and June 11, 2003

                                  PHOENIX TRUST
                     Supplement dated September 17, 2003 to
           Prospectus dated May 1, 2003, as supplemented June 24, 2003

IMPORTANT NOTICE TO INVESTORS

         Under the section "Sales Charges," the following paragraph is hereby inserted after the first paragraph in the subsection "What arrangement is best for you?":

     Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information, the Fund's Prospectus and the Statement of Additional Information may be obtained from the Individual Investors portion of Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.

PXP 1824-BP (09/03)

                              PHOENIX-SENECA FUNDS
                   PHOENIX-SENECA REAL ESTATE SECURITIES FUND
            Supplement dated September 17, 2003 to the Prospectus and
                       Statement of Additional Information
                             dated January 29, 2003

IMPORTANT NOTICE TO INVESTORS

         As recently approved by the Board of Trustees of the Phoenix-Seneca Real Estate Fund, effective on December 3, 2003, the Phoenix-Seneca Real Estate Securities Fund's name will change to Phoenix-Seneca Equity Income Fund. In conjunction with the name change, the Fund will implement changes to certain of its principal investment strategies. Accordingly, the following changes to the Fund's Prospectus and/or Statement of Additional Information will become effective on December 3, 2003.

         All references within the Prospectus and Statement of Additional Information to Phoenix-Seneca Real Estate Securities Fund are replaced with Phoenix-Seneca Equity Income Fund.

         The following additional changes are made to the Fund's Prospectus:

         Under the subheading "Principal Investment Strategies" on page 11, the first strategy is replaced with the following two strategies:

     > Under normal circumstances, the fund invests at least 65% of its assets in equity and debt securities of issuers that are principally engaged in real estate or related industry businesses in the United States. An issuer is considered principally engaged in such business if at least 50% of the issuer's assets or income is attributable to ownership, construction, management or sale of real estate in the United States or to products or services related to the real estate industry, including the financing of real estate.

     > Under normal circumstances, the fund invests at least 80% of its assets in income producing equity securities. The fund's policy of investing at least 80% of its assets in income producing equity securities may be changed only upon 60 day's written notice to shareholders All other strategies under "Principal Investment Strategies" remain unchanged.

         Under the subheading "Risks Related to Principal Investment Strategies" on page 12, the following disclosure is added:

     Equity Securities

              Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. Companies with smaller capitalizations may also be subject to greater performance volatility due to the potential impact of cultural, economic, regulatory or technology developments. Equity investments in emerging markets countries are subject to the risks described under "Emerging Market Investing" and "Foreign Investing" in this section.

           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE.


PXP2069RE (9/03)